SUMMARY PROSPECTUS
September 28, 2026
Nasdaq-100 Dynamic Buffer ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Nasdaq-100 Dynamic Buffer ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100 Dynamic Buffer Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was 168% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index incorporates a patent-pending Dynamic Buffer Strategy developed by ProShare Advisors that aims to provide upside participation in the Nasdaq-100, with downside mitigation and lower volatility.
On days when the Nasdaq-100 rises, the Index is designed to participate in the performance of the Nasdaq-100 up to a daily cap less the cost of implementing the Dynamic Buffer Strategy. On days when the Nasdaq-100 falls, the Index is designed to mitigate losses through a daily buffer designed to protect against the first 1% to as much as 5% of any loss that day less the cost of implementing the Dynamic Buffer Strategy. Both the daily cap and the daily buffer are also subject to the impact of certain factors associated with executing this strategy including the time the strike price of the options used to execute the strategy is determined, as discussed in more detail below. The cost of implementing the Dynamic Buffer Strategy and the impact of market movements after the strike price of the options transactions underlying the strategy has been determined may substantially impact the protection provided by the buffer and the level of the cap.
Both the daily cap and the daily buffer are adjusted based on expected volatility. When expected volatility is higher, the daily cap and the daily buffer are designed to be higher. See “Dynamic Buffer Strategy Risk” herein for important additional information about the strategy and the level of the daily buffer and cap.
The Index measures the performance of this Dynamic Buffer Strategy based on the Nasdaq-100 Index using a long position in the Nasdaq-100 Index along with three different Nasdaq-100 Index options that have one day to expiration.
The long position in the Nasdaq-100 Index is designed to measure the performance of the 100 largest Nasdaq-listed non-financial companies. The long component includes non-financial companies listed on the Nasdaq Global Select Market or the Nasdaq Global Market (which include both U.S. and non-U.S. companies). The top 100 companies based on market capitalization are selected. These companies are then weighted based on market capitalization.
The three Nasdaq-100 Index options include a purchased put, a written put, and a written call. Put options are contracts that give the buyer the right, but not the obligation, to sell an underlying security at a specified price (“strike price”) on a specific date (“expiration date”). Call options are contracts that give the buyer the right, but not the obligation, to buy an underlying security at the strike price on the expiration date.
The purchased put option component of the Index is designed to measure the performance of approximately at-the-money Nasdaq-100 Index put options with one day to expiration. The strike price for these purchased put options creates a buffer designed to protect against losses in the Nasdaq-100 Index.
The written put option component of the Index is designed to measure the performance of out-of-the money Nasdaq-100 Index put options with one day to expiration. The strike price

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for these written put options limits the size of the buffer. The size of the buffer will vary each day based on expected volatility.
The written call option component of the Index is designed to measure the performance of out-of-the-money Nasdaq-100 Index call options with one day to expiration. The strike price for these options creates a cap on the upside participation in the Nasdaq-100 Index. The size of the cap will vary each day based on a measure of expected volatility. The options measured are traded on national securities exchanges. The Index’s option positions are reestablished each day.
The Fund will obtain exposure to the options component of the Index through swap agreements and will not write or purchase options.
The Index is rebalanced and reconstituted each day. The Index is maintained by Nasdaq, Inc. More information about the Index can be found using the Bloomberg ticker symbol “NDXDBI.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swaps based on the options portion of the Index and Nasdaq-100 Index futures contracts) in order to gain exposure to the Index. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
○Futures Contracts — Standardized contracts that obligate the parties to buy or sell an asset at a predetermined price and date in the future.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund may also invest in or gain exposure to only a representative sample of the securities in the Index or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure consistent with the investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Dynamic Buffer Strategy Risk – There can be no guarantee that the Fund will provide protection against downside losses or provide upside participation in the Nasdaq-100 Index on a daily basis or over longer periods of time.
The daily cap and daily buffer for each business day are determined based on a measure of expected volatility for the prior business day. The following table illustrates the impact of expected volatility on the level of the daily cap and the size of the daily buffer. The table uses hypothetical expected volatility levels to illustrate the impact of expected volatility on the daily cap and daily buffer. The table does not represent actual Index or Fund performance. The table does not reflect the impact of costs, such as options premiums and transaction costs, and the impact of other factors associated with implementing the strategy (discussed below) that may substantially lower the amount of both the buffer and the cap.

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Hypothetical Daily Buffer & Cap Levels
Expected Volatility Level	Daily Buffer	Daily Cap
5	1.00%	0.28%
10	1.00%	0.56%
15	1.00%	0.83%
20	1.33%	1.11%
25	1.67%	1.39%
30	2.00%	1.67%
35	2.33%	1.94%
40	2.67%	2.22%
45	3.00%	2.50%
50	3.33%	2.78%
55	3.67%	3.06%
60	4.00%	3.33%
65	4.33%	3.61%
70	4.67%	3.89%
75	5.00%	4.17%
80	5.00%	4.44%
The historical average daily expected volatility level and Nasdaq-100 Index returns for the five-year period ended May 31, 2026 are provided below. Historical expected volatility levels and Nasdaq-100 Index returns do not predict future expected volatility levels and Nasdaq-100 Index returns.
Summary Statistics – Daily, 6/1/2021 – 5/31/2026
Cboe Nasdaq-100 Volatility Index	Average Level	23.52
Nasdaq-100 Index	Average Return	0.07%
	Average Gain	1.00%
	Average Loss	-1.09%
	Largest Gain	12.02%
	Largest Loss	-6.07%
An investor’s ability to realize the daily buffer and performance up to the daily cap will be negatively impacted by the costs associated with the implementation of the Dynamic Buffer Strategy, which include options premiums, transaction costs and other expenses, as well as the Fund’s ongoing operating expenses. These costs and expenses have the effect of reducing, or under certain conditions, eliminating the Fund’s ability to participate in market upswings or provide a buffer against market downturns.
An investor’s ability to realize the daily buffer and performance up to the daily cap may be positively or negatively impacted by market events occurring during the prior business day after the strike price of the options contracts reflected in the Index has been set. The Index is designed to determine the daily buffer and daily cap for each business day based on the level of the Nasdaq-100 Index and a measure of expected volatility the prior business day at 2:40 p.m. Eastern Time, prior to the close of equity markets at 4:00 p.m. Eastern Time. As a result, market movements between 2:40 p.m. and 4:00 p.m. that day could have a sig nificant impact (positive or negative) on the level of downside protection or upside participation provided by the Fund on the next business day. For example, the buffer and cap for the Fund on a given day (e.g., Tuesday) are set prior to the equity market close on the preceding business day (e.g., Monday). This means that the level of downward protection (buffer) or upward participation (cap) available to an investor on Tuesday is impacted by market movements occurring after 2:40 but before the close of the market the prior day (e.g., Monday). Significant market moves towards the end of a trading day can significantly reduce the amount of downside protection (buffer) and the level of upside market participation (cap) available to investors and, under certain conditions, can eliminate an investor’s ability to participate in market upswings or benefit from a buffer against market downturns.
Investors who buy or sell shares intraday should not expect the daily buffer and the daily cap to apply based on the value of the Nasdaq-100 Index and the level of volatility at the time they buy or sell their shares.
○Downside Buffer Risk – The Dynamic Buffer Strategy is designed to protect against the first 1% to as much as 5% of any loss each day, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will be successful in protecting against any level of downside losses. The Fund does not provide principal protection. You may lose money.
○Upside Participation Risk – The Dynamic Buffer Strategy seeks to provide upside participation in the Nasdaq-100 Index up to a daily cap, before costs and other factors associated with executing the strategy. There can be no guarantee that the Dynamic Buffer Strategy will provide upside participation even in rising markets.
As a result of the Dynamic Buffer Strategy, the Fund may underperform the Nasdaq-100 Index. For example, the Fund may underperform the Nasdaq-100 Index in periods of flat or above average Nasdaq-100 Index returns as the daily cap limits the Fund’s upside participation. Above average expected volatility may increase the extent of the underperformance. In addition, a Dynamic Buffer Strategy utilizing options with one day to expiration may underperform traditional buffer strategies based on weekly or monthly options.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
○Futures Risk — Futures prices are affected by many factors, including market conditions, supply and demand for futures contracts, regulatory requirements, margin and

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collateral requirements, position limits, accountability levels, liquidity, and the availability of counterparties. These factors may increase the cost of obtaining futures exposure, reduce the correlation between futures prices and the performance of the underlying asset, and limit the Fund’s ability to maintain its desired exposure. If the Fund is unable to obtain sufficient exposure to futures contracts, it may not achieve its investment objective and its returns may be lower than expected. In addition, differences between the performance of the underlying asset and its futures contracts, transaction costs, futures rolling costs, and periods of contango or backwardation may cause the Fund to underperform the underlying asset, experience larger losses or smaller gains than a direct investment, and deviate from its intended investment results. Disruptions in the futures markets and limits imposed by exchanges, regulators, or futures commission merchants may further impair the Fund’s ability to achieve its objective and could result in significant losses.
○Swaps Risk — The return on a swap agreement may be affected by many factors, including market conditions, regulatory requirements, margin and collateral requirements and the availability of counterparties. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. Such losses may be significant. Counterparty defaults or bankruptcies may result in significant delays in payments and increased costs. Counterparty risk may increase during periods of financial market stress or when market liquidity is reduced. The Fund may have exposure to a single counterparty or a small number of counterparties which increases the risk that the Fund’s performance will decline based on the credit of a single counterparty and that the Fund will be unable to obtain exposure consistent with its investment objective if one counterparty fails to meet its contractual obligations.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the information technology industry group.
○Information Technology Industry Risk — Companies in this industry may experience: intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third

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party provider unaffiliated with the Fund or ProShare Advisors, however the Dynamic Buffer Strategy is a patent-pending process developed by ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund has a limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
●Tax Risk – The Fund’s investment strategy may result in the Fund being subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions may not be eligible to be treated as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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